                                  Exhibit 99.2

 Series 2001-2 Monthly Certificateholders' Statement for the month of July 2002

                                                                   Series 2001-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 2001-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
  1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association
 as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 2001-2 is set forth below:


 Date of the Certificate                       August 10, 2002
 Monthly Period ending                           July 31, 2002
 Determination Date                            August 10, 2002
 Distribution Date                             August 15, 2002

-----------------------------------------------------------------------------------------------------------------------
                                                  General
-----------------------------------------------------------------------------------------------------------------------
101  Amortization Period                                                                                No       101
102  Early Amortization Period                                                                          No       102
103  Class A Investor Amount paid in full                                                               No       103
104  Class B Investor Amount paid in full                                                               No       104
105  Collateral Interest Amount paid in full                                                            No       105
106  Saks Incorporated is the Servicer                                                                 Yes       106

-----------------------------------------------------------------------------------------------------------------------
                                              Investor Amount
-----------------------------------------------------------------------------------------------------------------------
                                                                     as of the end of          as of the end of
                                                                         the prior               the relevant
                                                                      Monthly Period            Monthly Period
                                                                     ----------------          ----------------
107  Series 2001-2 Investor Amount                                    $   450,000,000  107(a)   $   450,000,000  107(b)
108     Class A Investor Amount                                       $   333,000,000  108(a)   $   333,000,000  108(b)
109     Class B Investor Amount                                       $    36,000,000  109(a)   $    36,000,000  109(b)
110     Class C Investor Amount                                       $    65,250,000  110(a)   $    65,250,000  110(b)
111     Class D Investor Amount                                       $    15,750,000  111(a)   $    15,750,000  111(b)

112  Series 2001-2 Adjusted Investor Amount                           $   450,000,000  112(a)   $   450,000,000  112(b)
113     Class A Adjusted Investor Amount                              $   333,000,000  113(a)   $   333,000,000  113(b)
114        Principal Account Balance with respect to Class A          $             -  114(a)              $ -   114(b)
115     Class B Adjusted Investor Amount                              $    36,000,000  115(a)   $    36,000,000  115(b)
116        Principal Account Balance with respect to Class B          $             -  116(a)   $             -  116(b)
117     Class C Adjusted Investor Amount                              $    65,250,000  117(a)   $    65,250,000  117(b)
118        Principal Account Balance with respect to Class C          $             -  118(a)   $             -  118(b)
119     Class D Investor Amount                                       $    15,750,000  119(a)   $    15,750,000  119(b)

                                                                                               for the relevant
                                                                                                Monthly Period
120  Series 2001-2 average Adjusted Investor Amount                                             $   450,000,000  120
121  Class A average Adjusted Investor Amount                                                   $   333,000,000  121
122  Class B average Adjusted Investor Amount                                                   $    36,000,000  122
123  Class C average Adjusted Investor Amount                                                   $    65,250,000  123
124  Class D average Investor Amount                                                            $    15,750,000  124

125  Class A Certificate Rate                                                                     2.07875%       125
126  Class B Certificate Rate                                                                     2.48875%       126
127  Class C Certificate Rate                                                                     3.33875%       127

                                                                                               as of the end of
                                                                     for the relevant            the relevant
                                                                      Monthly Period            Monthly Period
                                                                     ----------------          ----------------
128  Series 2001-2 Investor Percentage with respect to Finance             39.92%     128(a)         41.87%      128(b)
     Charge Receivables
129     Class A                                                            29.54%     129(a)         30.98%      129(b)
130     Class B                                                             3.19%     130(a)          3.35%      130(b)
131     Class C                                                             5.79%     131(a)          6.07%      131(b)
132     Class D                                                             1.40%     132(a)          1.47%      132(b)

133  Series 2001-2 Investor Percentage with respect to Principal           39.92%     133(a)         41.31%      133(b)
     Receivables
134     Class A                                                            29.54%     134(a)         30.57%      134(b)
135     Class B                                                             3.19%     135(a)          3.30%      135(b)
136     Class C                                                             5.79%     136(a)          5.99%      136(b)
137     Class D                                                             1.40%     137(a)          1.45%      137(b)

138  Series 2001-2 Investor Percentage with respect to Allocable           39.92%     138(a)         41.87%      138(b)
     Amounts
139     Class A                                                            29.54%     139(a)         30.98%      139(b)
140     Class B                                                             3.19%     140(a)          3.35%      140(b)
141     Class C                                                             5.79%     141(a)          6.07%      141(b)
142     Class D                                                             1.40%     142(a)          1.47%      142(b)

                                                                   Series 2001-2

----------------------------------------------------------------------------------------------------------------------
                                      Series 2001-2 Investor Distributions
----------------------------------------------------------------------------------------------------------------------
143  The sum of the daily allocations of collections of Principal Receivables
     for the relevant Monthly Period                                                        $              -      143
144  Class A distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                              $              -      144
145  Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                              $              -      145
146  Class C distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                              $              -      146
147  Class D distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                              $              -      147
147  Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                       $           1.79      147
148  Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                       $           2.14      148
149  Class C distribution attributable to interest per $1,000 of original
     principal amount                                                                       $           2.88      149
150  Class D distribution attributable to interest per $1,000 of original
     principal amount                                                                       $              -      150
151  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                           $           1.67      151

----------------------------------------------------------------------------------------------------------------------
                                     Collections Allocated to Series 2001-2
----------------------------------------------------------------------------------------------------------------------

152  Series allocation of collections of Principal Receivables                              $     86,045,027      152
153     Class A                                                                             $     63,673,320      153
154     Class B                                                                             $      6,883,602      154
155     Class C                                                                             $     12,476,529      155
156     Class D                                                                             $      3,011,576      156

157  Series allocation of collections of Finance Charge Receivables                         $      8,715,248      157
158     Class A                                                                             $      6,449,283      158
159     Class B                                                                             $        697,220      159
160     Class C                                                                             $      1,263,711      160
161     Class D                                                                             $        305,034      161

     Available Funds
     ---------------
162     Class A Available Funds                                                             $      6,449,283      162
163  The amount to be withdrawn from the Reserve Account to be included in
     Class A Available funds                                                                $              -      163
164  Principal Investment Proceeds to be included in Class A Available Funds                $              -      164

165  The amount of investment earnings on amounts held in the Reserve Account to
     be included in Class A Available funds                                                 $              -      165

166     Class B Available Funds                                                             $        697,220      166
167  The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                                $              -      167
168  Principal Investment Proceeds to be included in Class B Available Funds                $              -      168

169     Class C Available Funds                                                             $      1,263,711      169
170  The amount to be withdrawn from the Reserve Account to be included in
     Collateral Interest Available Funds                                                    $              -      170
171  Principal Investment Proceeds to be included in Collateral Interest
     Available Funds                                                                        $              -      171

172     Class D Available Funds                                                             $        305,034      172

----------------------------------------------------------------------------------------------------------------------
                                            Application of Collections
----------------------------------------------------------------------------------------------------------------------

     Class A
     -------
172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional in the respect interest amounts that were due but not
     paid on a prior Distribution date                                                      $        596,082      172
173  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                        $              -      173
174  Class A Allocable Amount                                                               $      1,563,358      174
175  An amount to be included in the Excess Spread                                          $      4,289,844      175

                                                                   Series 2001-2

       Class B
       -------
176  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect interest amounts that were due but not
     paid on a prior Distribution date                                                      $       77,151    176

177  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                        $            -    177
178  An amount to be included in the Excess Spread                                          $      620,069    178

     Class C
     -------
179  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class C Servicing fee for the related Distribution Date                                $            -    179
180  An amount to be included in the Excess Spread                                          $    1,263,711    180

     Class D
     -------
181  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class D Servicing fee for the related Distribution Date                                $            -    181
182  An amount to be included in the Excess Spread                                          $      305,034    182

181  Available Excess Spread                                                                $    6,478,657    181
182  Available Shared Excess Finance Charge Collections                                     $            -    182
183  Total Cash Flow available for Series 2001-2 waterfall                                  $    6,478,657    183

184  Fund any Class A Required Amount                                                       $            -    184
185  Class A Investor Charge Offs which have not been previously reimbursed                 $            -    185
186  Class B Required Amount to the extent attributable to line 176 and line 177            $            -    186

187  Class B Allocable Amount                                                               $      169,012    187
188  Excess of the Required Reserve Account Amount over the amount held in
     the Reserve Account                                                                    $            -    188
189  An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount to
     the Class A Investor Amount                                                            $            -    189
190  Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect interest amounts that were due but not
     paid on a prior Distribution date                                                      $      187,596    190
191  Servicing Fee due for the relevant Monthly Period and not paid above plus
     any amounts previously due but not distributed to the Servicer                         $      750,000    191
192  Class C Allocable Amount                                                               $      306,334    192
193  Class D Allocable Amount                                                               $       73,943    193
194  Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class C Investor Amount to the Class A or Class B
     Investor Amount                                                                        $            -    194

195  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or Class B
     or Class C Investor Amount                                                             $            -    195
196  Excess of the Required Spread Account Amount over the available Spread
     Account Amount                                                                         $            -    196
197  The aggregate of any other amounts, if any, then due to the Collateral
     Interest                                                                               $            -    197
198  Shared Excess Finance Charge Collections                                               $    4,991,773    198

-----------------------------------------------------------------------------------------------------------------
                                        Determination of Monthly Principal
-----------------------------------------------------------------------------------------------------------------

199  Available Principal Collections held in the Collection Account                         $   86,045,027    199
200  Controlled Accumulation Amount for the Monthly Period                                  $            -    200
201  Deficit Controlled Accumulation Amount                                                 $            -    201
202  Principal Collections deposited for the Monthly Period                                 $            -    202

203  Class A Monthly Principal                                                              $            -    203

204  Class B Monthly Principal (only after payout of Class A or the accumulation
     of the Class A Investor Amount)                                                        $            -    204
205  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A Monthly Principal                                  $   86,045,027    205
206  Controlled Deposit Amount less Class A Monthly Principal                               $            -    206

207  Class C Monthly Principal (only after payout of Class A and Class B or the
     accumulation of the Class A and Class B Investor Amount)                               $            -    207
208  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A and Class B Monthly Principal                      $   86,045,027    208
209  Controlled Deposit Amount less Class A and Class B Monthly Principal                   $            -    209

                                                                   Series 2001-2

210  Class D Monthly Principal (only after payout of Class A and Class B or
     accumulation of the Class A and Class B Investor Amount)                                    $            -    210
211  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B, and CTO Monthly Principal                     $   86,045,027    211
212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal              $            -    212

----------------------------------------------------------------------------------------------------------------------
                                         Reallocated Principal Collections
----------------------------------------------------------------------------------------------------------------------

213  Reallocated Principal Collections                                                           $            -    213
214    Class D Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                      $            -    214
215    Class C Subordinated Principal Collections (to the extent needed to fund
     Required Amounts)                                                                           $            -    215
216    Class B Subordinated Principal Collections (to the extent needed to fund
     Required Amounts)                                                                           $            -    216

----------------------------------------------------------------------------------------------------------------------
                        Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
----------------------------------------------------------------------------------------------------------------------

                                                                               %                    Amount
                                                                          ------------           --------------
217  Series 2001-2 Default Amount                                            39.92%      217(a)  $    2,112,646    217(b)
218  Class A Investor Default Amount                                         29.54%      218(a)  $    1,563,358    218(b)
219  Class B Investor Default Amount                                          3.19%      219(a)  $      169,012    219(b)
220  Class C Investor Default Amount                                          5.79%      220(a)  $      306,334    220(b)
221  Class D Investor Default Amount                                          1.40%      221(a)  $       73,943    221(b)

222  Series 2001-2 Adjustment Amount                                                             $            -    222
223  Class A Adjustment Amount                                                                   $            -    223
224  Class B Adjustment Amount                                                                   $            -    224
225  Class C Adjustment Amount                                                                   $            -    225
226  Class D Adjustment Amount                                                                   $            -    226

227  Series 2001-2 Allocable Amount                                                              $    2,112,646    227
228  Class A Allocable Amount                                                                    $    1,563,358    228
229  Class B Allocable Amount                                                                    $      169,012    229
230  Class C Allocable Amount                                                                    $      306,334    230
231  Class D Allocable Amount                                                                    $       73,943    231

----------------------------------------------------------------------------------------------------------------------
                                                 Required Amounts
----------------------------------------------------------------------------------------------------------------------

231  Class A Required Amount                                                                     $            -    231
232  Class A Monthly Interest for current Distribution Date                                      $      596,082    232
233  Class A Monthly Interest previously due but not paid                                        $            -    233
234  Class A Additional Interest for prior Monthly Period or previously due but
     not paid                                                                                    $            -    234
235  Class A Allocable Amount for current Distribution Date                                      $    1,563,358    235
236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                      $            -    236

237  Class B Required Amount                                                                     $            -    237
238  Class B Monthly Interest for current Distribution Date                                      $       77,151    238
239  Class B Monthly Interest previously due but not paid                                        $            -    239
240  Class B Additional Interest for prior Monthly Period or previously due
     but not paid                                                                                $            -    240
241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                      $            -    241
242  Excess of Class B Allocable Amount over funds available to make payments                    $            -    242

243  Class C Required Amount                                                                     $            -    243
244  Class C Monthly Interest for current Distribution Date                                      $      187,596    244
245  Class C Monthly Interest previously due but not paid                                        $            -    245
246  Class C Additional Interest for prior Monthly Period or previously
     due but not paid                                                                            $            -    246
247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                      $            -    247
248  Excess of Class C Allocable Amount over funds available to
     make payments                                                                               $            -    248

----------------------------------------------------------------------------------------------------------------------
                                           Reduction of Investor Amounts
----------------------------------------------------------------------------------------------------------------------

     Class A
     -------
249  Class A Investor Amount reduction                                                           $            -    249
250    Class A Investor Charge Off                                                               $            -    250

     Class B
     -------
251  Class B Investor Amount reduction                                                           $            -    251
252    Class B Investor Charge Off                                                               $            -    252
253    Reductions of the Class B Investor Amount due to Class A Allocable Amount                 $            -    253
254    Reallocated Principal Collections applied to Class A                                      $            -    254

                                                                   Series 2001-2

     Class C
     -------
255  Class C Investor Amount reduction                                                              $           -       255
256     Class C Investor Charge Off                                                                 $           -       256
257     Reductions of the Class C Investor Amount due to Class A and Class B
     Allocable Amounts                                                                              $           -       257
258     Reallocated Principal Collections applied to Class A and Class B                            $           -       258

     Class D
     -------
259  Class D Investor Amount reduction                                                              $           -       259
260     Class D Investor Charge Off                                                                 $           -       260
261     Reductions of the Class D Investor Amount due to Class A, Class B, or Class C
     Allocable Amounts                                                                              $           -       261
262     Reallocated Principal Collections applied to Class A, Class B, and Class C                  $           -       262

---------------------------------------------------------------------------------------------------------------------------
                                                   Servicing Fee
---------------------------------------------------------------------------------------------------------------------------

263  Series 2001-2 Servicing Fee                                                                    $     750,000       263
264     Class A Servicing Fee                                                                       $     555,000       264
265     Class B Servicing Fee                                                                       $      60,000       265
266     Class C Servicing Fee                                                                       $     108,750       266
267     Class D Servicing Fee                                                                       $      26,250       267

---------------------------------------------------------------------------------------------------------------------------
                                                   Spread Account
---------------------------------------------------------------------------------------------------------------------------

268  Beginning balance of Spread Account                                                            $           -       268
269  Required Spread Account Amount                                                                             0       269
270  Required Spread Account Percentage                                                                      0.00%      270
271  Deposits to the Spread Account pursuant to line 188                                            $           -       271
272  Withdrawals from the Spread Account                                                            $           -       272
273  Ending balance of Spread Account                                                               $           -       273

274  Excess Spread Percentage (including Shared Excess Finance Charge Collections)                          12.82%      274
275  Average Excess Spread Percentage                                                                       12.86%      275

---------------------------------------------------------------------------------------------------------------------------
                                                  Reserve Account
---------------------------------------------------------------------------------------------------------------------------

276  Required Reserve Account Amount ( if applicable)                                               $           -       276
277  Reserve Account reinvestment rate (if applicable)                                              $           -       277
278  Reserve Account reinvestment earnings                                                          $           -       278
279  Reserve Account balance                                                                        $           -       279

280  Accumulation Period Length                                                                         12 months       280

---------------------------------------------------------------------------------------------------------------------------
                                                   Excess Spread
---------------------------------------------------------------------------------------------------------------------------

281  Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge
     Collections from other Series)                                                                         17.04%      281
282  Base Rate for Monthly Period                                                                            4.22%      282
283  Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)                     12.82%      283
284  Three month average of Portfolio Yield minus Base Rate                                                 12.86%      284

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2002.

     Saks Incorporated,
      as Servicer

     By___________________________________________
     Name:  Scott A. Honnold
     Title: Vice President and Treasurer